Exhibit 4.11

Back to Contents

EXECUTION VERSION

THIS MASTER DEED OF RELEASE AND TERMINATION is made on 30 November 2005

BETWEEN

(1)	BUHRMANN N.V., a company incorporated in The Netherlands (registered number 33250021) whose registered office is at Hoogoorddreef 62, 1101 BE Amsterdam Zuidoost, The Netherlands (the Parent);

(2)	BUHRMANN US INC., a company incorporated in Delaware (registered number 99 94 582) whose registered office is at Corporation Trust Centre, 1209 Orange Street, Wilmington, County of New Castle, Delaware, United States (Buhrmann US);

(3)	BUHRMANN STAFDIENSTEN B.V., a limited liability company incorporated in The Netherlands (registered number BV243180) whose registered office is at Hoogoorddreef 62, 1101 BE Amsterdam Zuidoost, The Netherlands (the Master Servicer);

(4)	SILVER SECURITISATION B.V., a limited liability company incorporated in The Netherlands (registered number 34176237) whose registered office is at Herengracht 450, 1017 CA Amsterdam, The Netherlands (the European Master Purchaser);

(5)	BUHRMANN SILVER US LLC, a limited liability company formed under the law of the State of Delaware having its registered office at Corporate Trust Center, 1209 Orange Street, Wilmington Delaware and having its principal place of business at 1 Environmental Way, Broomfield, Colorado 80021-3416 (the US Master Purchaser and, together with the European Master Purchaser, the Master Purchasers);

(6)	BUHRMANN SILVER S.A., a limited liability company incorporated in Luxembourg (registered number 75881) whose registered office is at 400 Route d’Esch, L-1471 Luxembourg (the European Receivables Warehouse Company);

(7)	BUHRMANN SSC (EUROPE) N.V., a limited liability company incorporated in Belgium (registered number 84665) whose registered office is at Ilgatlaan 9, 3500 Hasselt, Belgium (SSC);

(8)	BUHRMANN FINED B.V., a limited liability company incorporated in The Netherlands (registered number 33149244) whose registered office is at Hoogoorddreef 62, 1101 BE Amsterdam, The Netherlands (the Initial Subordinated Buhrmann European Note Purchaser which expression shall include any person that accedes to the terms of the European Master Purchaser Funding Deed thereunder and together with any other person that accedes to the terms of the European Master Purchaser Funding Deed, the Subordinated Buhrmann European Note Purchasers and each a Subordinated Buhrmann European Note Purchaser) and as Jersey Company Subordinated Note Purchaser under the Jersey Company Subordinated Note Purchase Facility (the Jersey Company Subordinated Note Purchaser);

Back to Contents

(9)	BUHRMANN UK LIMITED, a limited liability company incorporated in England and Wales (registered number 00452213) whose registered office is at Tameside Drive, Holford, Birmingham, West Midlands B6 7AY (in such capacity as Process Agent);

(10)	CORPORATE EXPRESS OFFICE PRODUCTS, INC., a Delaware corporation having its principal place of business at 1 Environmental Way, Broomfield, Colorado 80021-3416 (Corporate Express), as an Originator under the US Contribution Agreement (in such capacity, an Initial US Originator) and as a Sub-Servicer under the Servicing Agreement (in such capacity, an Initial US Sub-Servicer);

(11)	CORPORATE EXPRESS OF TEXAS, INC., a Delaware corporation having its principal place of business at 1 Environmental Way, Broomfield, Colorado 80021-3416 (Corporate Express Texas), as an Originator under the US Contribution Agreement (in such capacity an Initial US Originator, and together with the other Initial US Originator, the Initial US Originators) and as a Sub-Servicer under the Servicing Agreement (in such capacity, an Initial US Sub-Servicer, and together with the other Initial US Sub-Servicer, the Initial US Sub-Servicers);

(12)	ASAP SOFTWARE EXPRESS, INC., an Illinois corporation having its principal place of business at 850 Asbury Drive, Buffalo Grove, Illinois 60089 as an Originator under the US Contribution Agreement (in such capacity as Additional US Originator) and as a Sub-Servicer under the Servicing Agreement (in such capacity a US Sub-Servicer);

(13)	DEUTSCHE TRUSTEE COMPANY LIMITED (formerly known as Bankers Trustee Company Limited),a limited liability company incorporated in England and Wales (registered number 00338230) whose registered officeis at Winchester House, 1 Great Winchester Street, London EC2N 2DB (as the Security Agent, which expression shallinclude such person and all other person or persons for the time being acting as the security agent or agents pursuant to the Master Purchaser Security Documents; as the MTN Trustee under the MTN Trust Deed, which expression shallinclude such person and all other person or persons for the time being acting as the trustee pursuant to the MTN Trust Deed; and as the MTN Security Trustee under the MTN Issuer Deed of Charge, which expression shallinclude such person and all other person or persons for the time being acting as the security trustee pursuant to the MTN Issuer Deed of Charge);

Back to Contents

(14)	DEUTSCHE BANK AKTIENGESELLSCHAFT, acting through its office at Große Gallusstraße 10-14, D-60272 Frankfurt am Main, Germany in its capacity as agent for the Jersey Company Liquidity Banks under the Jersey Company Liquidity Facility Agreement referred to below (the Jersey Company Liquidity Agent, which expression shall include its successors and persons deriving title under the Jersey Company Liquidity Facility Agreement as Jersey Company Liquidity Agent thereunder); as Jersey Company Overdraft Bank under the Jersey Company Overdraft Facility Agreement referred to below (the Jersey Company Overdraft Bank which expression shall include its successors and persons deriving title under it as Jersey Company Overdraft Bank thereunder); as Jersey Company L/C Bank under the Jersey Company Standby Letter of Credit Agreement referred to below (the Jersey Company L/C Bank which expression shall include its successors and persons deriving title under it as Jersey Company L/C Bank thereunder); as Jersey Company Cash Administrator under the Jersey Company Cash Administration Agreement referred to below (the Jersey Company Cash Administrator which expression shall include any person appointed as Jersey Company Cash Administrator thereunder); and, acting through its office at Taunusanlage 12, 60325 Frankfurt in its capacity as Jersey Company Account Bank under the Jersey Company Cash Administration Agreement referred to below (the Jersey Company Account Bank which expression shall include any person appointed as Jersey Company Account Bank thereunder);

(15)	DEUTSCHE BANK AG, Amsterdam Branch, acting through its office at Herengracht 450, 1017 CA Amsterdam as European Master Purchaser Account Bank under the Cash Management Agreement referred to below (the European Master Purchaser Account Bank which expression shall include any person appointed as European Master Purchaser Account Bank thereunder) as European Receivables Warehouse Company Account Bank under the Cash Management Agreement (the European Receivables Warehouse Company Account Bank which expression shall include any person appointed as European Receivables Warehouse Company Account Bank thereunder), as MTN Issuer Account Bank under the Cash Management Agreement (the MTN Issuer Account Bank which expression shall include any person appointed as MTN Issuer Account Bank thereunder) and as MTN Issuer Liquidity Facility Provider under the MTN Issuer Liquidity Facility Agreement (the MTN Issuer Liquidity Facility Provider);

(16)	DEUTSCHE BANK AG LONDON, acting through its office at Winchester House, 1 Great Winchester Street, London EC2N 2DB as Cash Manager under the Cash Management Agreement referred to below (the Cash Manager which expression shall include any person appointed as Cash Manager thereunder), as MTN Agent under the MTN Agency Agreement referred to below (the MTN Agent which expression shall include any person appointed as MTN Agent thereunder) and as MTN Dealer (the MTN Dealer) and MTN Arranger under the MTN Programme Agreement;

(17)	DEUTSCHE BANK LUXEMBOURG S.A. ,acting through its office at 2 Boulevard Konrad Adenauer, L-115 Luxembourg as Luxembourg MTN Paying Agent under the MTN Agency Agreement (the Luxembourg MTN Paying Agent which expression shall include any person appointed as Luxembourg MTN Paying Agent thereunder);

Back to Contents

(18)	DEUTSCHE BANK AG New York Branch, acting through its office at 60 Wall Street, New York, New York 10005 as US Master Purchaser Account Bank under the Cash Management Agreement referred to below (the US Master Purchaser Account Bank which expression shall include any person appointed as US Master Purchaser Account Bank thereunder);

(19)	RHEINGOLD NO. 11 LIMITED, a limited liability company incorporated in Jersey having its registered office at Whiteley Chambers, Don Street, St. Helier, Jersey, JE4 9WG, Channel Islands (as the Jersey Company and as the Initial Buhrmann Note Purchaser);

(20)	SILVER FUNDING LIMITED, a public company incorporated with limited liability in Jersey (registered number 78721) having its registered office at Whiteley Chambers, Don Street, St. Helier, Jersey, JE4 9WG, Channel Islands (the MTN Issuer);

(21)	RHEINGOLD SECURITISATION LIMITED,a limited liability company incorporated in Jersey having its registered office at Whiteley Chambers, Don Street, St. Helier, Jersey, JE4 9WG, Channel Islands (the CP Issuer); and

(22)	Deutsche international Corporate Services Limited, a limited liability company incorporated in Jersey having its registered office at St. Paul’s Gate, New Street, St. Helier, Jersey, Channel Islands (as the Jersey Company Security Trustee and the MTN Issuer Corporate Administrator).

WHEREAS:

(A) The Initial Buhrmann Note Purchaser was incorporated as a special purpose company whose primary purpose is, from time to time, to purchase Buhrmann European Notes from the European Master Purchaser and/or Buhrmann US Notes from the US Master Purchaser and to commission the issuance of CP Notes on its behalf by the CP Issuer to finance such purchases.

(B) In order to assist the funding of certain note purchases, the Initial Buhrmann Note Purchaser entered into a Jersey Company Liquidity Facility Agreement with the Jersey Company Liquidity Banks.

(C) The Initial Buhrmann Note Purchaser is now no longer required to perform its duties and obligations pursuant to the Transaction Documents and each of the parties hereto wishes to record its agreement to the release and termination of the Initial Buhrmann Note Purchaser from the Transaction Documents including the Jersey Company Liquidity Facility Agreement.

THIS DEED WITNESS as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1 Capitalised terms in this Deed (including the Recitals hereto) shall, except where the context otherwise requires and save where otherwise defined herein, bear the meanings ascribed to them in the Master Definitions and Framework Deed executed on 27 September 2000 as amended and restated on 28 September 2001, 18 July 2002, 16 April 2003 (as the same may be amended, varied or supplemented from time to time with the consent of the persons expressed to be parties thereto) and this Deed shall be construed in accordance with the constructions set out therein.

Back to Contents

1.2 This Deed shall also have expressly and specifically incorporated into it the provisions set out in the Master Definitions and Framework Deed (hereafter referred to as the Provisions), as though the same were set out in full in this Deed mutatis mutandis. In the event of any conflict between the provisions of this Deed and the Provisions, the Provisions shall prevail.

2. TERMINATION OF THE JERSEY COMPANY LIQUIDITY FACILITY AGREEMENT

Each of the parties hereto agree that the Jersey Company Liquidity Facility Agreement is terminated with immediate effect and that all of the provisions of the Jersey Company Liquidity Facility Agreement cease to be of any further force or effect.

3. RELEASE AND TERMINATION FROM TRANSACTION DOCUMENTS AND RELEASE AND DISCHARGE OF THE INITIAL BUHRMANN NOTE PURCHASER

3.1 As of the date of this Deed, each of the parties hereto hereby irrevocably and unconditionally agree to the release and termination of the Initial Buhrmann Note Purchaser from the Transaction Documents, with the exception of this Deed.

3.2 Each of the parties hereto hereby irrevocably and unconditionally release and discharge the Initial Buhrmann Note Purchaser from any and all obligations and liabilities of any kind (whether actual or contingent, whether direct or indirect, whether foreseen or unforeseen, and whether past, present or future) arising out of or pursuant to the Transaction Documents as of the date of this Deed.

4. AGREEMENT CONTINUATION

4.1 Each of the Transaction Documents and any documents executed or entered into pursuant thereto, where applicable as modified herein, shall continue in full force and effect save as expressly terminated pursuant hereto.

4.2 With immediate effect the parties agree that this Deed will constitute a Transaction Document.

5. STOP ISSUANCE

The European Master Purchaser and the US Master Purchaser agrees, and each party hereto acknowledges, that as and from the date of this Deed, the European Master Purchaser and the US Master Purchaser shall cease to issue Buhrmann European Notes and respectively Buhrmann US Notes to the Initial Buhrmann Note Purchaser.

6. FURTHER ASSURANCE

Each of the parties hereto undertakes to do all acts or things and execute any further assurances or documents (including, without limitation, the giving of notices, the termination of any filings and/or registrations, and the making of any further filings and/or registrations consequent upon this Deed) that may be required by law or that the other parties hereto may reasonably consider necessary to establish, maintain and protect their rights and generally to carry out the true intent of this Deed and the Transaction Documents as so modified hereby.

Back to Contents

7. COUNTERPARTS

This Deed may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

8. RIGHTS OF THIRD PARTIES

No person who is not a party to this Deed shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed.

9. GOVERNING LAW AND JURISDICTION

9.1 This Deed shall be governed by and construed in accordance with English law.

9.2 The courts of England shall have exclusive jurisdiction to settle any disputes which may arisen out of or in connection with this Deed.

9.3 In addition, Buhrmann Office Products Nederland B.V., the European Master Purchaser, the European Receivables Warehouse Company, the US Master Purchaser, the Master Servicer, the Parent shall at all times for the duration of the Buhrmann securitisation programme and for a reasonable time after the termination of the Buhrmann securitisation programme maintain an agent for service of process and any other documents in proceedings in England or any proceedings in connection with this Deed. Such agent shall be Buhrmann UK Limited and any writ, judgment or other notice of legal process shall be sufficiently served on Buhrmann UK Limited if delivered to such agent at its address for the time being. Buhrmann Office Products Nederland B.V., the European Master Purchaser, the European Receivables Warehouse Company, the US Master Purchaser, the Master Servicer, the Parent undertake not to revoke the authority of the above agent and if, for any reason, the Security Agent requests any party to do so, it shall, as applicable, promptly appoint another such agent with any address in England and advise each other party to this Deed and the Security Agent thereof. If following such a request any party fails, to appoint another agent, the Security Agent shall be entitled to appoint one on its behalf.

IN WITNESS WHEREOF the parties hereto have caused this Deed to be duly executed the day and year first before written.

Back to Contents

EXECUTED and DELIVERED	)
as a DEED by BUHRMANN N.V.	)
a company incorporated in The	)
Netherlands, by [ ] , being	)
a person who, in accordance with the laws	)
of that territory, is acting under the	)
authority of the company	)

EXECUTED and DELIVERED	)
as a DEED by BUHRMANN US INC.	)
a company incorporated in Delaware,	)
by [ ], being a person who,	)
in accordance with the laws of that	)
State, is acting under the authority	)
of the company	)

EXECUTED and DELIVERED	)
as a DEED by BUHRMANN	)
STAFDIENSTEN B.V. a company	)
incorporated in The Netherlands,	)
by [ ], being	)
a person who, in accordance with the laws	)
of that territory, is acting under the	)
authority of the company	)

EXECUTED and DELIVERED	)
as a DEED by BUHRMANN SILVER	)
US LLC a company incorporated in	)
Delaware, by [ ], being	)
a person who, in accordance with the laws	)
of that State, is acting under the authority	)
of the company	)

EXECUTED and DELIVERED	)
as a DEED by SILVER	)
SECURITISATION B.V.	)
a company incorporated in The Netherlands	)
by [ ]	)
being a person who, in accordance with the laws	)
of that territory, is acting under the authority	)
of the company	)

Back to Contents

EXECUTED and DELIVERED	)
as a DEED by BUHRMANN SILVER	)
S.A. a company incorporated in	)
Luxembourg, by [ ], being	)
a person who, in accordance with the laws	)
of that territory, is acting under the authority	)
of the company	)

EXECUTED and DELIVERED as a	)
DEED by BUHRMANN	)
SCC (EUROPE) N.V.	)
a company incorporated in Belgium,	)
by [ ], being	)
a person who, in accordance with the	)
laws of that territory, is acting under the	)
authority of the company	)

EXECUTED and DELIVERED as a DEED	)
by BUHRMANN FINED B.V.,	)
a company incorporated in The Netherlands	)
by [ ], being a person who,	)
in accordance with the laws of that territory,	)
is acting under the authority of the company	)

EXECUTED and DELIVERED	)
as a DEED by BUHRMANN OFFICE	)
PRODUCTS NEDERLAND B.V.	)
a company incorporated in the	)
Netherlands, by [ ], being	)
a person who, in accordance with the laws,	)
of that territory is acting under the authority	)
of the company	)

EXECUTED and DELIVERED as a	)
DEED by [ ]	)
(as duly authorised attorney under a Power	)
of Attorney dated [ ]	)
for and on behalf of ROBERT HORNE	)
PAPER GROUP PLC	)

Back to Contents

In the presence of:

EXECUTED and DELIVERED as a	)
DEED by	)
(as duly authorised attorney under a Power	)
of Attorney dated ))
for and on behalf of BUHRMANN	)
UK LIMITED	)

In the presence of:

THE COMMON SEAL of	)
DEUTSCHE TRUSTEE COMPANY	)
LIMITED was hereunto affixed in the presence	)
of	)

In the presence of:

EXECUTED and DELIVERED	)
as a DEED by	)
DEUTSCHE BANK	)
AKTIENGESELLSCHAFT a company	)
incorporated in Germany by	)
[ ]	)
being persons who, in accordance with the laws	)
of that territory, are acting under the authority	)
of the company	)

EXECUTED and DELIVERED	)
as a DEED by	)
DEUTSCHE BANK AG	)
Amsterdam Branch by	)
[ ]	)
persons who are acting under the authority	)
of the company	)

EXECUTED and DELIVERED	)
as a DEED	)
S.A. (as duly authorised attorney under a	)
Power of Attorney dated	))
for and on behalf of	)
DEUTSCHE BANK AG New York Branch	)

Back to Contents

EXECUTED and DELIVERED	)
as a DEED by	)
DEUTSCHE BANK AG LONDON by	)
[ ]	)
being persons who are acting under the authority	)
of the company as MTN Dealer and	)
MTN Arranger	)

EXECUTED and DELIVERED	)
as a DEED by	)
DEUTSCHE BANK AG LONDON by	)
[ ]	)
being persons who are acting under the authority	)
of the company as Cash Manager	)

EXECUTED and DELIVERED	)
as a DEED	)
S.A. (as duly authorised attorney under a	)
Power of Attorney dated ))
for and on behalf of	)
DEUTSCHE BANK LUXEMBOURG S.A.	)

EXECUTED and DELIVERED as a	)
DEED by RHEINGOLD NO.11)
LIMITED a company incorporated in	)
Jersey by [ ], being	)
a person who, in accordance with the laws	)
of that territory, is acting under the	)
authority of the company	)

EXECUTED and DELIVERED as a	)
DEED by SILVER FUNDING	)
LIMITED a company incorporated in	)
Jersey by [ ], being	)
a person who, in accordance with the laws	)
of that territory, is acting under the	)
authority of the company	)

Back to Contents

EXECUTED and DELIVERED as a	)
DEED by RHEINGOLD	)
SECURITISATION LIMITED	)
a company incorporated in Jersey	)
by [ ], being	)
a person who, in accordance with the	)
laws of that territory, is acting under the	)
authority of the company	)

EXECUTED and DELIVERED as a	)
DEED by DEUTSCHE	)
INTERNATIONAL CORPORATE	)
SERVICES LIMITED a company	)
incorporated in Jersey by,[ ]	)
being a person who,	)
in accordance with the laws	)
of that territory, is acting under the authority	)
of the company	)

EXECUTED and DELIVERED as a	)
DEED by	)
for and on behalf of Corporate Express	)
Office Products, Inc.,as managing	)
member of BUHRMANN SILVER US	)
LLC a limited liability company formed	)
under the law of the State of Delaware	)

EXECUTED and DELIVERED as a	)
DEED by	)
(as duly authorised attorney under a Power	)
of Attorney dated	)
and the Secretary) for and on behalf of	)
CORPORATE EXPRESS OFFICE	)
PRODUCTS, INC.	)

EXECUTED and DELIVERED as a	)
DEED by	)
(as duly authorised attorney under a Power	)
of Attorney dated	)
and the Secretary) for and on behalf of	)
CORPORATE EXPRESS OF	)
TEXAS, INC.	)

Back to Contents

EXECUTED and DELIVERED as a	)
DEED by	)
(as duly authorised attorney under a Power	)
of Attorney dated ))
for and on behalf of	)
A.S.A.P. SOFTWARE EXPRESS, INC.	)

For the purposes of Article 63, sub-paragraph 2 of Council Regulation (EC) No. 44/2001 of 22 December 2000 on Jurisdiction and the Recognition and Enforcement of Judgements in Civil and Commercial Matters, the undersigned hereby expressly and specifically accept the jurisdiction of the competent courts of England.

Buhrmann Silver S.A.

By

Deutsche Bank Luxembourg S.A.

By

Back to Contents

30 November, 2005

BUHRMANN N.V.
BUHRMANN STAFDIENSTEN B.V.
BUHRMANN SILVER US LLC
A.S.A.P. SOFTWARE EXPRESS, INC.
CORPORATE EXPRESS OF TEXAS, INC.
CORPORATE EXPRESS OFFICE PRODUCES, INC.
BUHRMANN SILVER S.A.
BUHRMANN UK LIMITED
BUHRMANN SSC (EUROPE) N.V.
DEUTSCHE BANK AKTIENGESELLSCHAFT
DEUTSCHE BANK AG New York Branch
SILVER FUNDING LIMITED
DEUTSCHE INTERNATIONAL CORPORATE SERVICES LIMITED
BUHRMANN US INC.
SILVER SECURITISATION B.V.
DEUTSCHE TRUSTEE COMPANY LIMITED
DEUTSCHE BANK AG LONDON
DEUTSCHE BANK AG, Amsterdam Branch
DEUTSCHE BANK LUXEMBOURG S.A.
RHEINGOLD SECURITISATION LIMITED
BUHRMANN FINED B.V.
RHEINGOLD NO. 11 LIMITED

MASTER DEED OF RELEASE AND TERMINATION in respect of Rheingold No. 11 Limited and the Buhrmann Securitisation Programme

Back to Contents

Page I